                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                      SEQUA CORPORATION
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

[Logo]

                               SEQUA CORPORATION
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                              -----------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 1995
                              -----------------

     The annual meeting of stockholders of SEQUA CORPORATION (the 'Company') will be held in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York, on Thursday, May 11, 1995, at 11 A.M., for the following purposes:

          1. To elect directors;

          2. To consider and approve Amendment Number One to the Management Incentive Bonus Plan for Corporate Executive Officers;

          3. To consider and approve the 1994 Corporate Staff Stock Award Plan;

          4. To ratify the appointment of Arthur Andersen LLP, independent public accountants; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 22, 1995 are entitled to notice of and to vote at the meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder, for any purpose germane to such meeting, during the ten days prior to the meeting date at the Company's address set forth above.

                                          By order of the Board of Directors,

                                          Ira A. Schreger
                                          Secretary

New York, N.Y.
March 24, 1995

                                   IMPORTANT
PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID WHITE ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. IF YOU ARE PLANNING TO ATTEND THE MEETING, YOU MUST RETURN THE ENCLOSED POSTPAID ATTENDANCE CARD AS QUICKLY AS POSSIBLE.

                               SEQUA CORPORATION
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 11, 1995

                                PROXY STATEMENT

                        PERSONS MAKING THE SOLICITATION

     The accompanying proxy is being solicited by the Board of Directors of Sequa Corporation (the 'Company') for use at the annual meeting of stockholders to be held on Thursday, May 11, 1995, or any adjournment thereof. If such proxy is properly signed and returned prior to the meeting, the shares with respect to which the proxy is given will be voted as indicated thereon; provided, however, that a stockholder may revoke his proxy at any time prior to its use at the meeting, either by giving written notice addressed to the Secretary of the Company, at its executive offices located at 200 Park Avenue, New York, New York 10166, or by withdrawing his proxy and voting in person at the meeting. The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails but directors, officers and regular employees of the Company, without additional compensation, may use their personal efforts by telephone or otherwise to obtain proxies. The Company will also request banks, brokers and other nominee holders of the Company's shares to forward proxy materials to their principals or customers who are beneficial owners of such shares and will reimburse such holders for their reasonable expenses incurred in doing so. The Company anticipates that mailing of proxy material to stockholders will commence the week of April 3, 1995.

                    VOTING SECURITIES AND OWNERSHIP THEREOF
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Only stockholders of record at the close of business on March 22, 1995, the record date with respect to this solicitation, will be entitled to notice of, and to vote at, the meeting. On the record date, there were outstanding 6,535,881 shares of the Company's Class A Common Stock, no par value ('Class A Common Stock'), 3,330,778 shares of the Company's Class B Common Stock, no par value ('Class B Common Stock'), and 633,316 shares of the Company's $5.00 Cumulative Convertible Preferred Stock, par value $1.00 per share ('Preferred Stock'), which constitute the only outstanding voting securities. Each share of Class B Common Stock is convertible at any time into one share of Class A Common Stock, and each share of Preferred Stock is convertible at any time into 1.322 shares of Class A Common Stock, subject to certain adjustments. Each share of Class A Common Stock and each share of Preferred Stock have one vote and, with respect to all matters to come before the meeting, will vote with the Class B Common Stock, which has ten votes per share. The presence in person or by proxy of stockholders of record representing in the aggregate a majority of the combined outstanding voting rights of all classes of stock of the Company entitled to vote shall constitute a quorum for the transaction of business. Broker non-votes and abstentions are counted in determining the existence of a quorum. Thereafter, the affirmative vote of the holders of shares of stock representing a majority of the combined voting rights of all eligible classes of stock present or represented at the meeting is required for approval of all matters to be presented at this meeting. Votes are counted preliminarily by the Company's transfer agent through its automated system and finally, at the Annual Meeting of Stockholders, by the Inspectors of Election.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The table below sets forth information with respect to any person (other than the Company's directors) known to the Company to be the beneficial owner of more than five percent of any class of the Company's outstanding voting securities as of March 1, 1995. Except to the extent indicated in the footnotes, sole voting and investment power with respect to the shares shown is held by the owner named.

                                                            NUMBER OF SHARES                   PERCENT OF
                                                               OF CLASS A       PERCENT OF     AGGREGATE
NAME AND ADDRESS                                              COMMON STOCK        CLASS       VOTING POWER
- ---------------------------------------------------------   ----------------    ----------    ------------
Wellington Management Company ...........................        784,700(1)        12.01           1.94
75 State Street
Boston, MA 02109

Gabelli Funds, Inc. .....................................        337,800(2)         5.17(2)       (3)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434

                                                            NUMBER OF SHARES                   PERCENT OF
                                                               OF CLASS B       PERCENT OF     AGGREGATE
                                                              COMMON STOCK        CLASS       VOTING POWER
                                                            ----------------    ----------    ------------
Gabelli Funds, Inc. .....................................        812,300(2)        24.39(2)       20.07(2)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434
                                                            NUMBER OF SHARES                   PERCENT OF
                                                                   OF           PERCENT OF     AGGREGATE
                                                            PREFERRED STOCK       CLASS       VOTING POWER
                                                            ----------------    ----------    ------------
Paloma Partners .........................................        131,200           20.72          (3)
99 River Road
Cos Cob, CT 06807

Gabelli Funds, Inc. .....................................        268,400(2)        42.38(2)       (3)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434

D.E. Shaw Investments, L.P.  ............................         88,600(4)        13.99          (3)
120 West 45th Street
New York, NY 10036

(1) Wellington Management Company ('WMC') does not have sole voting or sole dispositive power with respect to any of these shares; it has shared voting power with respect to 586,000 shares and

                                                        (footnotes on next page)

(footnotes from previous page)
    shared dispositive power with respect to all of the shares listed. WMC is an investment advisor with respect to the reported shares, which are owned by numerous clients.

(2) Gabelli Funds, Inc. (and affiliates) (collectively, the 'Gabelli Companies') owns beneficially all classes of the Company's stock. Pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, the total of the Gabelli Companies' Class A Common Stock, Class B Common Stock (if converted into Class A Common Stock) and Preferred Stock (if converted into Class A Common Stock) would give the Gabelli Companies aggregate holdings of 1,504,924 shares of Class A Common Stock, or 23.03 percent of that class. This would represent 4.53 percent of the total votes then outstanding (after conversions to Class A of all Gabelli Companies' stock) in all classes. Of the Class A Common Stock, the Gabelli Companies have no voting power with respect to 57,500 shares. In connection with its shares of Class B Common Stock, the Gabelli Companies have no voting power with respect to 74,000 shares.

(3) Less than 1%.

(4) D.E. Shaw Investments, L.P. has shared voting power and shared dispositive power with respect to all of the shares listed.

                                --------------------------

SECURITY OWNERSHIP BY MANAGEMENT

     The following table provides information as to the Company's voting securities beneficially owned as of March 1, 1995, by the Company's directors who are standing for re-election, the named executive officers of the Company and by all such directors and executive officers as a group. None of the Company's executive officers or directors is the beneficial owner of any Preferred Stock (with the exception of 400 shares owned by a trust in which the children of an executive officer have a partial remainder interest, and as to which the executive officer disclaims beneficial ownership). Except to the extent indicated in the footnotes, sole voting and investment power with respect to the shares shown is held by the owner named.

                                                                                                          PERCENT
                                               NUMBER OF                       NUMBER OF                    OF
                                               SHARES OF           PERCENT     SHARES OF      PERCENT    AGGREGATE
                                                CLASS A              OF         CLASS B         OF        VOTING
                                              COMMON STOCK          CLASS     COMMON STOCK     CLASS       POWER
                                              ------------         -------    ------------    -------    ---------
     Norman E. Alexander...................     2,038,222(a)(b)     31.16       1,886,647      56.64       51.64
     Alvin Dworman.........................           413           (c)              None       --         (c)
     A. Leon Fergenson.....................         2,623(d)        (c)             2,283(d)   (c)         (c)
     David S. Gottesman....................         7,500           (c)              None       --         (c)
     Stuart Z. Krinsly.....................        61,042(a)(b)     (c)            64,030       1.92        1.73
     Donald D. Kummerfeld..................           200           (c)              None       --         (c)

                                                  (table continued on next page)

(table continued from previous page)

                                                                                                          PERCENT
                                               NUMBER OF                       NUMBER OF                    OF
                                               SHARES OF           PERCENT     SHARES OF      PERCENT    AGGREGATE
                                                CLASS A              OF         CLASS B         OF        VOTING
                                              COMMON STOCK          CLASS     COMMON STOCK     CLASS       POWER
                                              ------------         -------    ------------    -------    ---------
     Richard S. LeFrak.....................          None            --               500      (c)         (c)
     John J. Quicke........................         8,500(e)(b)     (c)             1,000      (c)         (c)
     Antonio L. Savoca.....................         2,500(b)        (c)              None       --         --
     Fred R. Sullivan......................         1,659(f)        (c)               648      (c)         (c)
     Gerald Tsai, Jr.......................           500           (c)              None       --         (c)
     Martin Weinstein......................        14,657(a)(b)     (c)              None       --         (c)
     Ronald H. Wright......................          None            --              None       --         --
     All executive officers and directors
       as a group (15 persons including the
       above)..............................     2,159,351(a)(b)     32.91       1,968,793      59.11       53.94

- ------------

 (a) Includes certain shares held for the benefit of the named executive officer in the Company's 401-K Plan.

 (b) Includes shares of Class A Common Stock which may be obtained upon the exercise, within sixty days of the date of this Proxy Statement, of stock options by Messrs. Alexander, Krinsly, Quicke, Savoca and Weinstein and by all executive officers as a group, as follows:

             NAME                                                                       SHARES
           --------                                                                     ------

Norman E. Alexander..................................................................    5,000
Stuart Z. Krinsly....................................................................    4,166
John J. Quicke.......................................................................    7,500
Antonio L. Savoca....................................................................    2,500
Martin Weinstein.....................................................................    3,666
All executive officers as a group....................................................   26,164

     With the exception of 3,500 exercisable stock options owned by Mr. Quicke (which have an average exercise price of $54.125 and expire in 1996), all stock options owned by the executive officers of the Company have an exercise price of $32.25 and expire in September 1998. The closing price of the Class A Common Stock on March 15, 1995 was $30.25.

(c) Less than one percent.

(d) Includes 1,670 shares of Class A Common Stock and 1,500 shares of Class B Common Stock owned by Mrs. A. Leon Fergenson, as to which Mr. Fergenson disclaims beneficial ownership.

(e) Includes 400 shares of Class A Common Stock owned by minor children of Mr. Quicke, as to which he disclaims beneficial ownership.

(f) Includes 500 shares of Class A Common Stock owned by Mrs. Fred R. Sullivan.

                             ELECTION OF DIRECTORS

DIRECTORS

     At the meeting, ten directors are to be elected to hold office until the next annual meeting and until their successors shall have been elected. If no other instructions are given, the persons named in the enclosed form of proxy will vote for the election of the nominees named in the table below. In case any such nominee should become unavailable for any reason, an event not now anticipated, the proxy holders reserve the right to substitute another person of their choice in his place. Each of the nominees has previously been elected by the stockholders.

                                                                    PRESENT OCCUPATION AND
     NAME AND AGE                                                     OTHER INFORMATION
   ---------------                                                -------------------------

Norman E. Alexander ......................  Chairman  of the  Board and  Chief Executive  Officer of  the Company
Age 80                                        since 1975. Served as President from 1982 to 1983 and from 1957  to
                                              1975. Has been a director of the Company since 1957 and is a member of the Executive Committee. May be deemed to be a control person of the  Company  (see  'Voting  Securities  and  Ownership  Thereof by
                                              Certain Beneficial  Owners and  Management'). Also  a director  and
                                              Chairman  of  the Board  of Chock  Full O'  Nuts Corporation  and a
                                              director of Richton International Corporation.
Alvin Dworman ............................  Chairman, ADCO Group (a financial services, merchant banking and real
Age 69                                        estate company)  since 1981.  Has been  a director  of the  Company since 1987 and is a member of the Audit Committee.
A. Leon Fergenson ........................  Former  Chairman  of  the  Board  and  Chief  Executive  Officer,  GK
Age 82                                        Technologies,  Inc.  (wire  and  cable  products,  electronic   and
                                              electrical  circuits, environmental and other products). Has been a director of the Company since 1968 and is a member of the Executive
                                              Committee and the Compensation Committee and Chairman of the  Audit
                                              Committee.  Also a director of Buckeye Management Company, National
                                              Benefit Life Insurance Company,  several mutual funds sponsored  by
                                              Neuberger and Berman and American Annuity Group, Inc.
David S. Gottesman .......................  Managing  Partner,  First Manhattan  Co.  (a research  and investment
Age 68                                        management company) since 1964. Has been a director of the  Company since 1982 and is a member of the Nominating Committee.
Stuart Z. Krinsly ........................  Senior  Executive Vice President  and General Counsel  of the Company
Age 77                                        since 1982; from  1966 to 1982,  served as an  officer and  General
                                              Counsel  of the Company.  Has been a director  of the Company since
                                              1957 and is a member of the Executive Committee. Also a director of
                                              Chock Full O' Nuts Corporation.

                                                               PRESENT OCCUPATION AND
     NAME AND AGE                                                OTHER INFORMATION
   ----------------                                            ----------------------
Donald D. Kummerfeld .....................  President,  Magazine  Publishers  of  America  (a  publishing   trade
Age 60                                        organization)  since 1987  and Chairman,  Kummerfeld Associates (an investment banking and  financial advisory firm)  since 1985.  From
                                              1978  to  1985, was  President  and Chief  Operating  Officer, News
                                              America Publishing, Inc. Has been  a director of the Company  since
                                              1983 and is a member of the Compensation Committee.
Richard S. LeFrak ........................  President,  Lefrak Organization, Inc.  (a diversified, privately held
Age 49                                        company active  in major  residential  and commercial  real  estate
                                              development   projects,  oil  and   gas  exploration,  finance  and
                                              entertainment production) since  1975. Has been  a director of  the
                                              Company since 1986 and is a member of the Nominating Committee.
John J. Quicke ...........................  President  and  Chief Operating  Officer of  the Company  since March
Age 45                                        1993. Served as Senior Executive Vice President, Operations, of the
                                              Company from June 1992  to March 1993; from  February 1991 to  June
                                              1992, served as Vice President, Financial Services, of the Company;
                                              from  1987 to  February 1991,  served as  Vice President, Financial
                                              Projects, of the  Company. Held  various offices  and positions  in
                                              Chromalloy  American Corporation (which became  a subsidiary of the
                                              Company in 1987)  from 1979  to 1987. Has  been a  director of  the
                                              Company  since  March  1993  and  is  a  member  of  the  Executive
                                              Committee.
Fred R. Sullivan .........................  Chairman  of  the   Board  and  Chief   Executive  Officer,   Richton
Age 80                                        International Corporation (a holding company) since 1989. From 1987 to  1991, served  as Chairman of  the Board  and President, Interim
                                              Systems Corporation (a temporary personnel and health care  service company).  From 1971 to  1988, served as Chairman  of the Board and
                                              President, Kidde, Inc.  (a multi-market  manufacturing and  service company).  Has been a director  of the Company since  1962 and is a member of  the  Audit  Committee.  Also  a  director  of  Midlantic
                                              Corporation and Midlantic National Bank.

                                                               PRESENT OCCUPATION AND
     NAME AND AGE                                                OTHER INFORMATION
   ----------------                                            ----------------------

Gerald Tsai, Jr. .........................  Chairman,   President  and   Chief  Executive   Officer,  Delta  Life
Age 66                                        Corporation (an  insurance company)  since February  1993;  private investor  from 1991 to 1993; Chairman of the Executive Committee of the  Board  of  Directors,  Primerica  Corporation  (a  diversified financial  services company) from 1988 to  1991; from 1987 to 1988, was Chairman and  Chief Executive  Officer of  Primerica; and  from
                                              1982  to 1987, held several other  offices at Primerica. Has been a director of the  Company since 1976  and is a  member of the  Audit
                                              Committee  and  Chairman  of  the  Compensation  Committee.  Also a
                                              director of Rite Aid Corporation, Palm Beach National Bank &  Trust
                                              Company,   Proffitt's  Inc.,  Triarc  Companies,  Inc.  and  Zenith
                                              National Insurance  Corp.  Also  a Trustee  of  Boston  University,
                                              Meditrust and New York University Medical Center.

     During 1994, the Company's Board of Directors held nine regularly scheduled meetings. All of the directors attended at least 75% of the aggregate of regularly scheduled Board meetings and meetings of committees of which they are members, respectively.

           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE 'FOR' THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Executive Committee consisting of Messrs. Alexander, Fergenson, Krinsly and Quicke; an Audit Committee consisting of Messrs. Dworman, Fergenson, Sullivan and Tsai; a Compensation Committee consisting of Messrs. Fergenson, Kummerfeld and Tsai; and a Nominating Committee consisting of Messrs. Gottesman and LeFrak. The Executive Committee acts in place of the full Board of Directors between meetings thereof, evaluates a variety of projects of the Company and makes recommendations to the Board. It met four times during 1994. The activities of the Audit Committee include a review with the independent auditors of the plans and results of the audit engagement; conferring with respect to audit activities; consideration of the independence of the auditors; review of the auditors' fees and the recommendation to the Board as to the engagement of the auditors. During 1994, the Audit Committee met three times. The Compensation Committee recommends to the Board the compensation arrangements for directors and officers. During 1994, the Compensation Committee met four times. The Nominating Committee selects candidates for election to the Board of Directors or to fill vacancies thereon, after consideration of nominees proposed to it in writing, provided that such nominees have agreed in writing to be candidates for the Board of Directors. The Nominating Committee did not meet during 1994.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     In June 1992, Fred R. Sullivan settled a claim by the United States Securities and Exchange Commission that he disclosed material, non-public information that led to the purchase of stock by another person. No allegation of personal profit to Mr. Sullivan was made. Mr. Sullivan agreed to the entry of a judgment permanently enjoining him from engaging in certain activities in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in connection with the purchase or sale of any security and paid a fine of $58,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The master trust of the Company's Pension Plan had an investment of approximately $300,000, as of December 31, 1994, in ADCO Equity Bridge Fund Limited Partnership, which is managed by the ADCO Group, of which Mr. Dworman, a Director of the Company, is Chairman and owner. The investment is a mortgage on an office complex in Pennsylvania, due in 1995 and paying interest at a rate equal to the prime rate plus 1.5%.

     In connection with Mr. Quicke's relocation to New York, the Company made a $300,000 interest-free loan in 1993, payable on demand, and secured by a second mortgage on his home, all of which remains outstanding.

     In connection with Mr. Weinstein's relocation to New York, the Company made a $300,000 unsecured, interest-free loan in 1993, payable in June 1997, all of which remains outstanding.

     Alex Alexander, brother of Norman Alexander (Chairman, Chief Executive Officer and Director of the Company), is being compensated by Chromalloy Men's Apparel Group, Inc. (a subsidiary of the Company) at the annual rate of $75,000 plus certain employee benefits. This arrangement commenced in early-1994 and the aggregate cost to the Company of such payments and benefits in 1994 was $62,442.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company received an annual retainer of $27,500 for 1994 and $500 for each meeting attended. Non-employee members of the Executive Committee, Audit Committee, Nominating Committee and Compensation Committee receive an additional annual fee of $5,000, $3,500, $2,500 and $3,500, respectively, and $500 for each committee meeting attended. The Company also reimburses its non-employee directors for travel, lodging and related expenses they may incur in attending Board and Committee meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid for services rendered in all capacities to the Company and its subsidiaries during 1992, 1993 and 1994 to the Chief Executive Officer of the Company and to the next four most highly compensated executive officers. As a consequence of no bonuses being payable under the applicable bonus plan to any Corporate Executive Officers with respect to 1994 (see 'Report of the Compensation Committee of the Board on Executive

Compensation'), John J. Quicke, President and Chief Operating Officer of the Company does not appear in the table below.

                                                                                             LONG TERM
                                                          ANNUAL COMPENSATION               COMPENSATION
                                                 --------------------------------------     ------------
                                                                                               AWARDS
                                                                                            ------------
                                                                              OTHER          SECURITIES          ALL
                NAME AND                                                      ANNUAL         UNDERLYING         OTHER
               PRINCIPAL                                         BONUS     COMPENSATION       OPTIONS/       COMPENSATION
                POSITION                  YEAR     SALARY         ($)          ($)            SARS(#)            ($)
- ----------------------------------------  ----   ----------     --------   ------------     ------------     ------------
Norman E. Alexander ....................  1994   $1,043,148        --          --               --             $  4,500(1)
  Chairman and Chief Executive Officer    1993      993,653        --          --               15,000            4,497(1)
                                          1992      954,200        --          --               --                4,364(1)

Antonio Savoca .........................  1994      336,971      238,000       68,753(2)        --               76,916(1)
  Senior Vice President, Atlantic         1993      324,250      243,188       66,372(2)         7,500           67,462(1)
  Research Operations                     1992      324,250      234,000       68,624(2)        --               63,384(1)

Stuart Z. Krinsly ......................  1994      557,949        --          --               --                4,899(1)
  Senior Executive Vice President and     1993      531,472        --          --               12,500            4,951(1)
  General Counsel                         1992      510,380        --          --               --                4,862(1)

Martin Weinstein .......................  1994      452,000(3)     --          --               --                4,500(1)
  Senior Vice President, Gas Turbine      1993      418,250(3)     --          --               11,000            4,364(1)
  Operations                              1992      371,000        --          --               --                4,364(1)

Ronald H. Wright .......................  1994      263,379      177,800       --               --                4,500(1)
  Senior Vice President, Kollsman         1993      254,453      108,400       --               --                4,497(1)
                                          1992      264,250(4)   127,200       --               --                4,364(1)

- ------------

(1) These amounts consist of a matching contribution by the Company under the respective 401-K Plan in which each executive officer participates ($4,364 as to each named executive officer in 1992; $4,497 as to Messrs. Alexander, Krinsly and Wright, $4,364 as to Mr. Weinstein and $5,396 as to Mr. Savoca in 1993, and $4,500 as to each named executive officer in 1994 (except for $6,000 with respect to Mr. Savoca)), plus (i) with respect to Mr. Krinsly, $498, $454 and $399 for executive term life insurance premiums in 1992, 1993 and 1994, respectively; and (ii) with respect to Mr. Savoca, $1,310 for an executive term life insurance premium in 1994 and $1,200 for same in 1992 and 1993, and $57,820 credited as a benefit (including interest payable at the prime rate) in 1992 ($60,866 in 1993 and $69,606 in 1994) under a
    Supplemental Executive Retirement Plan ('SERP') maintained by Atlantic Research Corporation, an affiliate of the Company ('ARC') (the SERPs in which the other named executive officers participate are defined benefit plans, unlike the ARC plan, and are, therefore, accounted for under 'Pension Plans').

(2) These amounts consist of the aggregate cost of personal benefits provided by ARC; the two items that each exceed 25% of the total value of all reported personal benefits provided to Mr. Savoca are $37,956 in 1994 and 1992 ($36,144 in 1993) paid for his residence near the facilities of ARC, and $23,925 in each of 1992, 1993 and 1994 paid in connection with ARC's 'cafeteria' plan, allowing for reimbursement of certain items with payment of the unused balance (up to the entire amount) to the executive in cash.

(3) This amount includes $81,000 for additional compensation ($47,250 in 1993, representing a partial year) in connection with Mr. Weinstein's management of another Chromalloy Gas Turbine

                                              (footnotes continued on next page)

(footnotes continued from previous page) operation, Chromalloy Research and Technology, commencing in June 1993 and ending upon the termination of this temporary assignment, which shall cease no later than 1996.

(4) The payroll process resulted in one additional paycheck for the Kollsman division during calendar year 1992.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES TABLE

     During 1994, none of the named executive officers exercised or were granted any stock options. The following table shows the number of shares of Class A Common Stock represented by outstanding unexercised stock options (there are no SARs) held by each of the named executive officers as of December 31, 1994. The Class A Common Stock had a closing price of $26.00 on December 31, 1994. The exercise price of the options shown is $32.25; accordingly, none of such options was 'in-the-money' as of December 31, 1994.

                                                                                             NUMBER OF SECURITIES
                                                                                            UNDERLYING UNEXERCISED
                                                                                                   OPTIONS
                                                                                              AT FISCAL YEAR-END
                                                                                         ----------------------------
                                         NAME                                            EXERCISABLE    UNEXERCISABLE
                                       -------                                           -----------    -------------

Norman E. Alexander...................................................................      5,000           10,000
Stuart Z. Krinsly.....................................................................      4,166            8,334
Antonio L. Savoca.....................................................................      2,500            5,000
Martin Weinstein......................................................................      3,666            7,334
Ronald H. Wright......................................................................      --              --

PENSION PLANS

     The following tables show the estimated annual pension benefits payable to each covered participant at normal retirement age under the Company's qualified defined benefit pension plans, taking into account any applicable nonqualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits and any existing individual agreements, based on remuneration that is covered under the plans and agreements and years of service with the Company and its subsidiaries. There are separate pension plans within the Company for various subsidiaries.

                            PENSION PLAN TABLE -- A

                                                               YEARS OF SERVICE
    PLAN                       --------------------------------------------------------------------------------
COMPENSATION                     10          15          20          25          30          35          40
- -----------                    --------    --------    --------    --------    --------    --------    --------

$  200,000..................   $ 30,933    $ 46,400    $ 61,867    $ 77,333    $ 92,800    $108,267    $123,733
   400,000..................     64,267      96,400     128,533     160,667     192,800     224,933     257,067
   600,000..................     97,600     146,400     195,200     244,000     292,800     341,600     390,400
   800,000..................    130,933     196,400     261,867     327,333     392,800     458,267     523,733
 1,000,000..................    164,267     246,400     328,533     410,667     492,800     574,933     657,067
 1,200,000..................    197,600     296,400     395,200     494,000     592,800     691,600     790,400
 1,400,000..................    230,933     346,400     461,867     577,333     692,800     808,267     923,733

     Table A applies to Messrs. Alexander, Krinsly and Wright. Mr. Wright has a minimum benefit of $88,200 per year.

                            PENSION PLAN TABLE -- B

                                                                            YEARS OF SERVICE
                                                                           ------------------
PLAN COMPENSATION                                                             5         10
- -----------------                                                          -------    -------

$150,000................................................................   $11,158    $22,315

     Table B applies to Mr. Savoca. Plan compensation is limited by SS 401(a)(17) of the Internal Revenue Code, which is $150,000 for 1995. Mr. Savoca's $14,738 accrued annual benefit as of December 31, 1993 is his minimum pension. Plan benefits are limited by SS 415 of the Code, which is generally $120,000 for 1995.

                            PENSION PLAN TABLE -- C

                                                                    YEARS OF SERVICE
                                                            --------------------------------
PLAN COMPENSATION                                             30          35          40
- -----------------                                           --------    --------    --------

$400,000.................................................   $212,800    $232,800    $252,800
 500,000.................................................    267,800     292,800     317,800
 600,000.................................................    322,800     352,800     382,800

     Table C applies to Mr. Weinstein.

     Compensation covered by the plans is total pay for services, including elective deferrals to qualified plans, but excluding severance payments, expense reimbursements, and other non-wage items. Compensation for Mr. Savoca also excludes bonuses. With respect to Messrs. Alexander, Krinsly, Wright, and Savoca, benefits are based on their respective highest average annual compensation in any five consecutive years of employment with the Company. With respect to Mr. Weinstein, benefits are based on his average compensation for all years after 1979.

     The credited years of service and plan compensation for the named executive officers are:

                                                                   ESTIMATED
                                                                 CREDITED YEARS        PLAN
                                                                  OF SERVICE*      COMPENSATION
                                                                 --------------    ------------

Alexander.....................................................         38           $1,366,311
Krinsly.......................................................         38              699,301
Weinstein.....................................................         32              494,993
Savoca........................................................          5              150,000
Wright........................................................         14              342,013

     Benefits shown are computed as a straight life annuity beginning at age 65 and are offset by a portion of estimated Social Security benefits, if applicable.

- ------------
*  At normal retirement age or current age if older.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     The Company has entered into employment agreements with the named executive officers listed below (supplementary retirement agreements with any of the named executive officers are accounted for in the foregoing section, 'Pension Plans'). In addition, John J. Quicke, President and Chief Operating Officer of the Company, has an employment agreement pursuant to which he receives a base salary
(1994) of $394,004, which agreement was recently extended through March 1998.

                                                                                TERM OF                ANNUAL
           NAME                                TITLE                           AGREEMENT            COMPENSATION
        ---------                            ----------                       -----------           ------------

Antonio L. Savoca..........  Senior Vice President, Atlantic Research
                               Operations                                     3/1/91 - 2/28/97(1)     $377,956(2)(3)

Martin Weinstein...........  Senior Vice President, Gas Turbine
                               Operations                                   10/1/91 - 12/31/96(1)     $452,000(2)(4)

Ronald H. Wright...........  Senior Vice President, Kollsman                  Terminable              $265,000(2)
                                                                              upon 60 days
                                                                              notice

- ------------

(1) The term may be extended or terminated prior to expiration under certain circumstances (including death, disability and for cause). Mr. Weinstein's agreement provides that, in the event of a change in control of the Company, the term of employment may be extended, at his option, for two years.

(2) These amounts reflect 1994 salaries and do not include additional incentive compensation which may be payable.

(3) This includes a $37,956 per year housing allowance for Mr. Savoca's residence near the ARC facilities. It does not include $23,925 paid to Mr. Savoca through ARC's cafeteria plan.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(4) This includes $81,000 per year in connection with a temporary assignment (for a period ending no earlier than May 31, 1995 nor later than May 31, 1996) to manage another Chromalloy Gas Turbine operation, Chromalloy Research and Technology.

STOCK PERFORMANCE GRAPH -- 5 YEAR CUMULATIVE INDEX

     The graph set forth below compares the annual percentage change in the cumulative total shareholder return on an investment of $100 in the Company's Common Stock, on an indexed basis, with the S&P 500 Stock Index and the S&P Aerospace/Defense Index, for the period of five years ended December 31, 1994.

                          TOTAL RETURN TO SHAREHOLDERS
                              REINVESTED DIVIDENDS

                              [PERFORMANCE GRAPH]

                         BASE
                        PERIOD    RETURN    RETURN    RETURN    RETURN    RETURN
COMPANY\INDEX NAME       1989      1990      1991      1992      1993      1994
- -------------------------------------------------------------------------------
SEQUA CORP-CL A........ 100.00     79.60     60.36     45.48     47.26     37.81
SEQUA CORP-CL B........ 100.00     93.98     64.98     44.28     44.68     36.75
S&P 500 COMP-LTD....... 100.00     96.89    126.42    136.05    149.76    151.74
AEROSPACE/DEFENSE...... 100.00    104.39    124.79    131.28    170.75    184.70

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is developed and implemented by the Company's Human Resources Department in conjunction with the Compensation Committee of the Board of Directors. The Compensation Committee, which is comprised of three outside directors, approves all elements of the program, which is then ratified by the full Board of Directors. This program is based upon objectives that seek to attract and retain key executives critical to the success of the Company, and reward and motivate executives for performance that maximizes Company success and shareholder value. In order to accomplish these goals, the Company has designed a competitive base salary program and annual incentive cash bonus plans which are predominantly geared toward achievement of stated financial goals. In addition, stock option grants and restricted stock grants are awarded from time to time in order to emphasize stockholder returns and focus on long-term goals.

     Base salaries for executive officers of the Company are intended to maintain competitive rates of pay for executives in relation to the market. The Company competes for executive talent across a broad range of industrial and non-industrial industry segments. The Company's Human Resources Department collects and analyzes competitive salary data from a broad range of surveys produced by leading human resource/compensation consulting firms. In 1994 these surveys included those published by Towers Perrin, Hewitt Associates, the Conference Board, William M. Mercer, Inc. and the American Compensation Association. These surveys disclose salary ranges for executives at corporations comparable to the Company in size and industry mix, including firms classified as 'S&P 500.' The Human Resources Department does not limit its comparative analyses to companies classified as 'Aerospace/Defense,' since it believes that the Company competes for executive talent beyond these industries.

     This analysis is presented to the Compensation Committee in the form of an 'Officer Salary Survey.' In this survey, particular reliance is placed on the findings of Towers Perrin and Hewitt Associates. Here, definitions of survey positions, company size and industry mix most closely align with the actual responsibilities of Sequa's executive officer group. The base salary levels for certain of Sequa's executive officers fall at the high end of survey ranges, although percentages are disproportionately affected by salaries paid to those executives with extensive years of service.

     The Compensation Committee's review of the competitive market resulted in salary increases of 5% being awarded to both Mr. Alexander and Mr. Krinsly in March 1994. Other executive officers granted increases (ranging from 4.1 to 5.9 percent) in 1994 were found by the Committee to require these adjustments in order to retain competitive salary levels and the high level of motivation and contribution associated with this group of executives. The Compensation Committee has determined that the current base salaries of executive officers are reasonable. Moreover, they have reached this conclusion in light of the detailed comparisons described above with respect to Company size, complexity and industry mix when overlaid by the contributions, experience and tenure of the Company's executive officers.

     Effective January 1, 1994, Section 162(m) of the Internal Revenue Code imposed new conditions and limitations on the deductibility of the compensation paid to certain executive officers of public companies. Henceforth, compensation of an executive officer who is required to be listed in the Summary Compensation Table (a 'named executive officer') is not deductible by the Company for tax purposes to the extent that it exceeds $1.0 million, unless specific criteria have been met. In an effort to minimize the adverse consequences of this legislation, the Company obtained approval at the 1994 Annual Meeting of Shareholders of its Management Incentive Bonus Plan for Corporate Executive Officers (the 'Bonus Plan'). In 1994, the Bonus Plan provided for bonuses to be paid to 'Corporate Executive Officers' (i.e., Chairman/Chief Executive Officer, President/Chief Operating Officer, Senior Executive Vice President/General Counsel and Executive Vice President/Finance and Administration) based solely on the Company's achieving or surpassing certain targets related to budgeted earnings per share from continuing operations ('EPS'). The approved plan will result in any future bonus payment pursuant to this Bonus Plan to a Corporate Executive Officer to be tax deductible even if it were to raise total compensation above $1.0 million. However, that portion of any named executive officer's base salary that is in excess of $1.0 million is no longer tax deductible by the Company.

     Bonus consideration for the Chief Executive Officer and the other Corporate Executive Officers with respect to 1994 was based upon the Bonus Plan. For 1994, the minimum EPS target was not achieved. Accordingly, no bonus was awarded to the Chief Executive Officer or any other Corporate Executive Officer. At the Annual Meeting of Shareholders to be held in May 1995, an amendment to the Bonus Plan will be proposed that seeks to change the President/Chief Operating Officer's criteria for bonus eligibility from 100% EPS to 33.3% EPS, with the other 66.7% dependent upon operating income and RONA (return on net assets) results for the operations under his direction. It will also be proposed to include in the Bonus Plan the Senior Vice President/Gas Turbine Operations, on virtually the same terms as the President, i.e. 33.3% EPS, 66.7% for operating income and RONA results but, in his case, only for Gas Turbine operations.


     This amendment is sought so that the Bonus Plan will more accurately reflect the contributions made by each of the foregoing executive officers not only to the Company as a whole but also to their respective operations. Mr. Quicke has responsibility for all of the operating units of the Company except for the Gas Turbine division which reports to Mr. Weinstein. The operations under Mr. Quicke's direction enjoyed strong profitability in 1994, and the Compensation Committee believes that Mr. Quicke's contributions thereto should have been recognized. Had Mr. Quicke been measured in 1994 by these proposed new criteria, he would have received a bonus attributable to the positive performance of the operations reporting to him. However, the current structure of the Bonus Plan led to Mr. Quicke's bonus being eliminated by the performance of the Gas Turbine operations and their impact on the Company's performance as a whole. Accordingly, Mr. Quicke was deleted from the list of named executive officers as a consequence of his loss of bonus. In further recognition of the value of Mr. Quicke's efforts, in early 1995, the Board of Directors ratified the recommendation of the Compensation Committee to extend Mr. Quicke's employment agreement through March 1998 and to grant him an additional stock option for 8,500 shares.



     In addition to the aforementioned change to the Bonus Plan, shareholders will be asked to approve an increase in bonus opportunity for the Senior Executive Vice President/General Counsel and the Executive Vice President/Finance and Administration from their current 'Minimum', 'Par' and 'Maximum' bonus opportunities of 27.5%, 55% and 82.5% of base compensation to 30%, 60% and 90%, respectively. This shall conform their bonus potential levels to those of the other Corporate Executive Officers (excluding the Chief Executive Officer). In addition, there is a proposed amendment to raise the EPS levels in the Bonus Plan for 1995 only to 100% (Minimum), 200% (Par) and 300% (Maximum) from 85% (Minimum), 100% (Par) and 115% (Maximum). For 1994, only those operating executive officers whose division results met or exceeded the predetermined financial performance criteria that had been specifically established for them were awarded bonuses.


     The Company's annual incentive bonus plans seek to motivate and reward executives by recognizing their accomplishments during the previous year. In the main, financial performance of the Company or of a particular division and to a lesser degree achievement of personal or business objectives is used to establish bonus eligibility for executive officers. Bonus criteria has been shaped in accordance with attainment of targeted financial objectives, including operating profit and return on net assets, which fell below anticipated levels in 1994 on a consolidated basis (but which were achieved by certain operating units). These measurements are determined at the commencement of each fiscal year and are approved by senior management and the Compensation Committee. The Compensation Committee retains discretion within the plans to recognize an executive's response to unplanned business events or opportunities, with the exception of Corporate Executive Officers.


     During 1994, an effort to retain and motivate certain key corporate executives of the Company was made through the provisional granting of restricted stock, although no award was made to any of the named executive officers or Corporate Executive Officers. The period of restriction is for three years. These awards were made on a conditional basis in that they are subject to shareholder approval at this annual meeting. No stock options were awarded in 1994 to any executive officer of the Company.

     Although 1994 granted Sequa little relief from the continuing effects of the decline of the aerospace industry on both its civil and military sides, the Compensation Committee believes that Sequa's core executive officer group continues to be equipped to meet the challenges presented to it. The Compensation Committee holds to the belief that the total compensation packages provided to the Company's executive officers are competitive without being excessive and are appropriate to assure the retention and motivation of this highly-skilled and experienced segment of the Sequa workforce.

                                                      Gerald Tsai, Jr., Chairman
                                                      A. Leon Fergenson
                                                      Donald D. Kummerfeld

          PROPOSED AMENDMENT NUMBER ONE TO MANAGEMENT INCENTIVE BONUS
                     PLAN FOR CORPORATE EXECUTIVE OFFICERS

     At the Annual Meeting of Stockholders of the Company held in 1994, a Management Incentive Bonus Plan for Corporate Executive Officers (the 'Bonus Plan') was approved.

     The Board of Directors has accepted the recommendation of the Compensation Committee to adopt an amendment to the Bonus Plan, subject to shareholder approval. The proposed amendment is designed to implement several changes to the existing Bonus Plan: it would include the Senior Vice President/Gas Turbine Operations, as a Corporate Executive Officer participating in the Bonus Plan; it would restructure the bonus calculations applicable to the President/Chief Operating Officer, the Senior Executive Vice President/General Counsel, the
Executive Vice President/Finance and Administration, and the Senior Vice President/Gas Turbine Operations; and it would change the required target levels for Company performance for 1995. The current bonus formula for the President/Chief Operating Officer is entirely dependent upon the Company as a whole attaining targeted earnings per share from continuing operations ('EPS'), which can have the effect of no recognition being given to his contribution to those operations under his direction. In 1994, these operations reported improved profitability and return on investment; yet, he was not eligible for a bonus for the reason that the performance of the Gas Turbine division prevented the Company from achieving its budgeted EPS. Thus, the proposed amendment to the Bonus Plan would change the criteria for bonus eligibility for the President/Chief Operating Officer from 100% EPS to 33.3% EPS, with 66.7% measured by operating income and RONA (return on net assets) results (against budget) for the operations under his direction.



     The proposed amendment also seeks to include the Senior Vice President/Gas Turbine Operations as a Corporate Executive Officer in the Bonus Plan. His bonus would similarly be calculated in accordance with 33.3% EPS and 66.7% operating income and RONA results (against budget) for the Gas Turbine division.


     Thus, the provisions of the existing Bonus Plan that require the attainment of EPS before any bonus shall be payable to a Corporate Executive Officer shall apply only with respect to one-third of the bonus that may be earned by each of the President/Chief Operating Officer and the Senior Vice President/Gas Turbine Operations, the remaining two-thirds of their respective bonuses being determined solely with reference to the performance of those operations of the Company for which each is responsible.

     It is also proposed to amend the Bonus Plan to provide that the target bonus opportunities for the Senior Executive Vice President/General Counsel and the Executive Vice President/Finance and Administration shall be increased from the current 'Minimum', 'Par' and 'Maximum' levels of 27.5%, 55% and 82.5% of base compensation to 30%, 60% and 90%, respectively, which shall conform their bonus potential levels to those of the other Corporate Executive Officers (excluding the Chief Executive Officer).


     Finally, it is proposed to amend the Bonus Plan (only for 1995) to raise the required performance levels for the Company, applicable to all Corporate Executive Officers, from 85% (Minimum), 100% (Par) and 115% (Maximum) of budgeted EPS to 100% (Minimum), 200% (Par) and 300% (Maximum), respectively. This will revert back to current levels in 1996.

     The following table estimates the range of bonus payments under the proposed amendment to the Bonus Plan for all Corporate Executive Officers in 1995:

                      AMENDED BONUS PLAN BENEFITS FOR 1995


                                                                                         POTENTIAL BONUS
                                                         POTENTIAL BONUS  POTENTIAL BONUS  PAYMENT AS A
                                                           PAYMENT AS A    PAYMENT AS A   % OF SALARY AT
                                                          % OF SALARY AT  % OF SALARY AT   OUTSTANDING
                                                             MINIMUM           PAR        PERFORMANCE BY
                                                          PERFORMANCE BY  PERFORMANCE BY   THE COMPANY
                                                           THE COMPANY     THE COMPANY    (300% OR MORE
                                                            (BUDGETED        (200% OF      OF BUDGETED
    NAME OF INDIVIDUAL                POSITION                 EPS)       BUDGETED EPS)        EPS)
   -------------------               ----------           --------------  --------------  --------------

Norman E. Alexander........ Chairman and Chief Executive       32.5%            65%            97.5%
                            Officer
John J. Quicke............. President and Chief                  30%(1)         60%(1)           90%(1)
                            Operating Office
Stuart Z. Krinsly.......... Senior Executive Vice                30%            60%              90%
                            President and General
                            Counsel
Gerald S. Gutterman........ Executive Vice President,            30%            60%              90%
                            Finance and Administration
Martin Weinstein........... Senior Vice President,               30%(1)         60%(1)           90%(1)
                            Gas Turbine Operations


- ------------

(1) The EPS performance criteria apply only to one-third of the salary for Messrs. Quicke and Weinstein; the remaining two-thirds of their respective bonus potential is exclusively determined by the performance of their respective operations in accordance with the same percentages.


Note: The percentage of salary payable increases incrementally as the EPS moves from par performance up to 200% of EPS, and likewise, between 200% and 300%. The potential bonus payment shown at 300% of budgeted EPS is the maximum available regardless of how high the EPS actually goes. These percentages of EPS will revert back in 1996 to 85%, par, and 115%.


     The Bonus Plan may not be substantively amended as it applies to Corporate Executive Officers except by a vote of the shareholders of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE 'FOR' APPROVAL OF AMENDMENT NUMBER ONE TO THE MANAGEMENT INCENTIVE BONUS PLAN FOR CORPORATE EXECUTIVE OFFICERS.

                 PROPOSED 1994 CORPORATE STAFF STOCK AWARD PLAN


     Toward the end of 1994, the Board of Directors accepted the recommendation of the Compensation Committed to adopt a new Corporate Staff Stock Award Plan (the 'Stock Plan'). The purpose of the Stock Plan was to provide additional incentive to selected corporate staff officers (one of whom recently became an executive officer of the Company) and other key corporate staff employees and to encourage such persons to remain with the Company. Awards of Class A Common Stock aggregating 27,052 shares (with no employee receiving in excess of 2,700 shares) have been made to approximately twenty corporate staff officers and key employees, who comprise the class of eligible recipients. No awards were made to any director or 'named executive officer'.


     The stock granted under the Stock Plan is restricted from sale or transfer until October 1997, at which time the certificates representing such shares shall be delivered by the Company to the individual recipients. In the event that any such employee ceases to be employed by the Company prior to October 1997, such shares shall be forfeited and revert to the Company. During the three year restriction period, the employee shall be entitled to vote the shares and collect any dividends that may be paid thereon.

     The Stock Plan provides for awards not to exceed 50,000 shares in the aggregate of Class A Common Stock. All shares awarded are taken from the Company's treasury stock and any shares forfeited shall be returned to the treasury. While it remains possible to grant additional awards under the Stock Plan (almost 23,000 shares are available thereunder), no further awards are, in fact, contemplated.

     The Stock Plan is administered by the Compensation Committee, which determines the recipients, the number of shares to be awarded and the terms and conditions of such awards. The Compensation Committee determined the number of shares awarded to each recipient based upon the dollar value of a percentage of salary divided by $25.19, which represents the average of the closing prices of the Class A Common Stock for the two week period immediately preceding the date of grant. The Stock Plan shall terminate in October 1997. The Stock Plan is subject to approval by the stockholders of the Company. In the event that the Stock Plan is not approved by a majority of votes cast at this Annual Meeting of Stockholders, the Stock Plan shall become null and void and all stock conditionally granted thereunder shall be cancelled.

     The following table shows the dollar value (based on the closing price of $24.00 of the Class A Common Stock on the grant date of October 27, 1994) and size of award of restricted stock to the two groups participating in the Stock
Plan:

                               NEW PLAN BENEFITS

                                                                                                  NUMBER OF
                               NAME OF GROUP                                   DOLLAR VALUE(S)     SHARES
                              ---------------                                  ---------------    ---------

Executive Group (1 executive officer).......................................      $  63,024          2,626
Non-Executive Officer Employee Group........................................      $ 586,224         24,426

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE 'FOR' APPROVAL OF THE 1994 CORPORATE STAFF STOCK AWARD PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year 1995. Arthur Andersen LLP has been regularly employed as the independent auditors for the Company since 1940. Representatives of the firm are expected to be present at the stockholders' meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE   BOARD   OF   DIRECTORS   OF   THE   COMPANY   RECOMMENDS   THAT   YOU
VOTE 'FOR' THE RATIFICATION OF THE APPOINTMENT OF THE ABOVE AUDITORS.

                                 OTHER MATTERS

     The management of the Company knows of no business other than that referred to herein to be presented for action at the meeting. If, however, any other business should properly come before the meeting or any adjournment thereof, it is intended that all proxies will be voted with respect to such business in accordance with the best judgment of the persons named in said proxies.

             PROPOSALS OF STOCKHOLDERS FOR THE 1996 ANNUAL MEETING

     Proposals by stockholders intended to be presented for action at the 1996 annual meeting of stockholders must be received by the Company at its principal executive offices, 200 Park Avenue, New York, New York 10166, not later than December 1, 1995. It is suggested that such proposals be submitted by Certified Mail-Return Receipt Requested.

March 24, 1995

                                                                          [LOGO]
                                                       PRINTED ON RECYCLED PAPER

                                 APPENDIX 1
                          SEQUA CORPORATION UNX CARD

UNX                            SEQUA CORPORATION

    Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation -- May 11, 1995 at 11:00 A.M., in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York.

    The undersigned hereby appoints Norman  E. Alexander, Stuart Z. Krinsly  and
A. Leon Fergenson, and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common and/or Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

   [ ] FOR all nominees             [ ] WITHHELD for all nominees

  Messrs. Alexander, Dworman, Fergenson, Gottesman, Krinsly, Kummerfeld, LeFrak,
                             Quicke, Sullivan and Tsai

   WITHHELD for the following only.
  (WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE BELOW).

2. APPROVAL OF AMENDMENT NUMBER ONE TO THE MANAGEMENT INCENTIVE BONUS PLAN FOR CORPORATE EXECUTIVE OFFICERS.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

  ------------------------------------------------------------------------------

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

3. APPROVAL OF THE 1994 CORPORATE STAFF STOCK AWARD PLAN.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

4. APPOINTMENT OF INDEPENDENT AUDITORS.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

                                           DATED: _______________________ , 1995

                                           _____________________________________
                                                         Signature(s)
                                           _____________________________________

                                           NOTE:  Please  sign  as  name appears
                                           hereon.   Joint  owners  should  each
                                           sign.   When   signing  as  attorney,
                                           executor,  administrator,    trustee,
                                           guardian, please  give  full title as
                                           such. If the signer is a corporation,
                                           please  sign  the   full    corporate
                                           name,  by  duly  authorized  officer.
                                           If  shares  are  held  jointly,  each
                                           stockholder   named    should   sign.

                                  APPENDIX 2
                               SEQUA CORPORATION
                               EMPLOYEE PLAN CARD

EMPLOYEE PLANS                 SEQUA CORPORATION

    Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation -- May 11, 1995 at 11:00 A.M., in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York.

    The undersigned hereby appoints Norman  E. Alexander, Stuart Z. Krinsly  and
A. Leon Fergenson, and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Class A Common and/or Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

   [ ] FOR all nominees                  [ ] WITHHELD for all nominees

  Messrs. Alexander, Dworman, Fergenson, Gottesman, Krinsly, Kummerfeld, LeFrak,
                             Quicke, Sullivan and Tsai

   WITHHELD for the following only.
  (WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE BELOW).

  ------------------------------------------------------------------------------

2. APPROVAL OF AMENDMENT NUMBER ONE TO THE MANAGEMENT INCENTIVE BONUS PLAN FOR CORPORATE EXECUTIVE OFFICERS.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

3. APPROVAL OF THE 1994 CORPORATE STAFF STOCK AWARD PLAN.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

4. APPOINTMENT OF INDEPENDENT AUDITORS.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

                                           DATED: _______________________ , 1995

                                           _____________________________________
                                                       Signature(s)
                                           _____________________________________

                                           NOTE:  Please  sign  as  name appears
                                           hereon.   Joint  owners  should  each
                                           sign.   When   signing  as  attorney,
                                           executor,  administrator,    trustee,
                                           guardian, please  give  full title as
                                           such. If the signer is a corporation,
                                           please  sign  the   full    corporate
                                           name,  by  duly  authorized  officer.
                                           If  shares  are  held  jointly,  each
                                           stockholder   named    should   sign.

                                  APPENDIX 3
                         SEQUA CORPORATION CL-B CARD

CL-B                           SEQUA CORPORATION

    Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation -- May 11, 1995 at 11:00 A.M., in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York.

    The undersigned hereby appoints Norman  E. Alexander, Stuart Z. Krinsly  and
A. Leon Fergenson, and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common and/or Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

   [ ] FOR all nominees                [ ] WITHHELD for all nominees

  Messrs. Alexander, Dworman, Fergenson, Gottesman, Krinsly, Kummerfeld, LeFrak,
                             Quicke, Sullivan and Tsai

   WITHHELD for the following only.
  (WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE BELOW).

  ------------------------------------------------------------------------------

2. APPROVAL OF AMENDMENT NUMBER ONE TO THE MANAGEMENT INCENTIVE BONUS PLAN FOR CORPORATE EXECUTIVE OFFICERS.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

3. APPROVAL OF THE 1994 CORPORATE STAFF STOCK AWARD PLAN.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

4. APPOINTMENT OF INDEPENDENT AUDITORS.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

                                           DATED: _______________________ , 1995

                                           _____________________________________
                                                        Signature(s)
                                           _____________________________________

                                           NOTE:  Please  sign  as  name appears
                                           hereon.   Joint  owners  should  each
                                           sign.   When   signing  as  attorney,
                                           executor,  administrator,    trustee,
                                           guardian, please  give  full title as
                                           such. If the signer is a corporation,
                                           please  sign  the   full    corporate
                                           name,  by  duly  authorized  officer.
                                           If  shares  are  held  jointly,  each
                                           stockholder   named    should   sign.

                                 APPENDIX 4
                         SEQUA CORPORATION A-PF CARD

A-PF                           SEQUA CORPORATION

    Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation -- May 11, 1995 at 11:00 A.M., in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York.

    The undersigned hereby appoints Norman  E. Alexander, Stuart Z. Krinsly  and
A. Leon Fergenson, and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common and/or Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

   [ ] FOR all nominees                    [ ] WITHHELD for all nominees

  Messrs. Alexander, Dworman, Fergenson, Gottesman, Krinsly, Kummerfeld, LeFrak,
                             Quicke, Sullivan and Tsai

   WITHHELD for the following only.
  (WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE BELOW).

  ------------------------------------------------------------------------------

2. APPROVAL OF AMENDMENT NUMBER ONE TO THE MANAGEMENT INCENTIVE BONUS PLAN FOR CORPORATE EXECUTIVE OFFICERS.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

3. APPROVAL OF THE 1994 CORPORATE STAFF STOCK AWARD PLAN.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

4. APPOINTMENT OF INDEPENDENT AUDITORS.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

                                           DATED: _______________________ , 1995

                                           _____________________________________
                                                         Signature(s)
                                           _____________________________________

                                           NOTE:  Please  sign  as  name appears
                                           hereon.   Joint  owners  should  each
                                           sign.   When   signing  as  attorney,
                                           executor,  administrator,    trustee,
                                           guardian, please  give  full title as
                                           such. If the signer is a corporation,
                                           please  sign  the   full    corporate
                                           name,  by  duly  authorized  officer.
                                           If  shares  are  held  jointly,  each
                                           stockholder   named    should   sign.
.

                                  APPENDIX 5
                       SEQUA CORPORATION REGULAR CARD

                               SEQUA CORPORATION

    Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Sequa Corporation -- May 11, 1995 at 11:00 A.M., in Auditorium B on the 5th floor, 245 Park Avenue, New York, New York.

    The undersigned hereby appoints Norman  E. Alexander, Stuart Z. Krinsly  and
A. Leon Fergenson, and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournment thereof all shares of Common and Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

   [ ] FOR all nominees                       [ ] WITHHELD for all nominees

  Messrs. Alexander, Dworman, Fergenson, Gottesman, Krinsly, Kummerfeld, LeFrak,
                             Quicke, Sullivan and Tsai

   WITHHELD for the following only.
  (WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE BELOW).

  ------------------------------------------------------------------------------

2. APPROVAL OF AMENDMENT NUMBER ONE TO THE MANAGEMENT INCENTIVE BONUS PLAN FOR CORPORATE EXECUTIVE OFFICERS.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

3. APPROVAL OF THE 1994 CORPORATE STAFF STOCK AWARD PLAN.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

4. APPOINTMENT OF INDEPENDENT AUDITORS.

                   FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

                                           DATED: _______________________ , 1995

                                           _____________________________________
                                                        Signature(s)
                                           _____________________________________

                                           NOTE:  Please  sign  as  name appears
                                           hereon.   Joint  owners  should  each
                                           sign.   When   signing  as  attorney,
                                           executor,  administrator,    trustee,
                                           guardian, please  give  full title as
                                           such. If the signer is a corporation,
                                           please  sign  the   full    corporate
                                           name,  by  duly  authorized  officer.
                                           If  shares  are  held  jointly,  each
                                           stockholder   named    should   sign.

                                  APPENDIX 6
                              SEQUA CORPORATION
                             BUSINESS REPLY CARD

                               SEQUA CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

                            May 11, 1995 11:00 a.m.

                                245 Park Avenue
                            Auditorium B, 5th Floor
                            New York, New York 10017

If you plan to attend the Annual Meeting, please sign and return the self-addressed, postage paid portion of this card.

You will need to present this portion of the card in order to be admitted to the Sequa Annual Meeting on May 11, 1995.

I   Plan    to    attend    the    Annual    Meeting    of    Stockholders    of
Sequa Corporation on May 11, 1995.

- ------------------------------------------------------
Signature

- ------------------------------------------------------
Please print/type full name as it appears on proxy card

Address:

- ------------------------------------------------------

- ------------------------------------------------------

Stock Ownership: Class A__ Class B__ Preferred__________


- ------------------------------------------------------
                    Please check one

                                                      NO POSTAGE
                                                      NECESSARY
                                                      IF MAILED
                                                        IN THE
                                                    UNITED STATES
                                                   ---------------
             BUSINESS REPLY MAIL                   ---------------
      FIRST CLASS PERMIT 02596 NEW YORK, N.Y.      ---------------
POSTAGE WILL BE PAID BY ADDRESSEE                  ---------------
                                                   ---------------
SEQUA CORPORATION                                  ---------------
ATTN: CORPORATE SECRETARY                          ---------------
200 PARK AVENUE                                    ---------------
NEW YORK, NY 10166

                                   APPENDIX 7
                           CORPORATE STOCK AWARD PLAN

                               SEQUA CORPORATION
                     1994 CORPORATE STAFF STOCK AWARD PLAN

     1. PURPOSE.

     The purpose of the 1994 Corporate Staff Stock Award Plan (the "Plan") is to provide additional incentive to selected corporate staff officers and other key corporate staff employees of Sequa Corporation (the "Company") to exert their best efforts on behalf of the Company through the ownership of Class A Common Stock, no par value of the Company (the "Stock"). The Company believes that such ownership will provide such employees with a more direct stake in the future welfare of the Company and will motivate and encourage them to remain with the Company.

     2. ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company, which shall consist of not less than three (3) members of the Board of Directors. The members of the Committee shall not be eligible to receive Stock under the Plan and shall be "disinterested persons" as defined in new Rule 16b-3(c)(2)(i) and old Rule 16b-3(d)(3) under the Securities Exchange Act of 1934. The grants of Stock shall be recommended to the Board of Directors by the Committee for approval.

     Subject to the provisions of the Plan and Board of Directors approval, the Committee shall have full and final authority in its discretion (a) to determine the employees to be awarded Stock, (b) to determine the number of shares of

Stock to be awarded to each such employee, (c) to prescribe the terms and conditions attached to such awards, (d) to interpret the provisions of the Plan and to amend or modify the terms hereof, and (e) to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions made by the Committee and approved by the Board of Directors pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, employees and individuals granted awards under the Plan.

     3. SHARES OF STOCK SUBJECT TO THE PLAN.

     The number of shares of Stock that may be awarded under the Plan shall not exceed 50,000 shares. Such shares shall be previously issued shares reacquired by the Company and held in treasury. The Plan shall provide for one-time awards of Stock to eligible employees. Any shares which are forfeited as a result of the failure to satisfy the conditions set forth in paragrah 6 hereof may not be reissued to any other person under the Plan and shall be returned to the Company's treasury.

     4. ELIGIBILITY.

     Stock may be awarded under the Plan only to corporate staff officers and other key corporate staff employees who are currently employed by the Company. Individuals to be awarded Stock under the Plan shall be selected by the Committee, in its sole discretion, from among those eligible.

     5. EFFECTIVE DATE AND DURATION OF THE PLAN.

     The effective date of the Plan shall be October 27, 1994, subject, however, to approval of the Plan by a majority of votes cast at the annual meeting of the stockholders of the Company held in 1995. Subject to the express provisions of the Plan, Stock may be awarded under the Plan at any time and from time to time after the adoption of the Plan by the Committee and the Board of Directors on October 27, 1994 and prior to the termination of the Plan; provided, however, that in the event that the Plan is not approved by stockholders of the Company as aforesaid, the Plan shall be and become null and void, all Stock awarded under the Plan shall be cancelled and all such recipients of awards of Stock shall have no right or entitlement to such Stock.

     Subject to the foregoing paragraph, the Plan shall remain in effect until October 27, 1997.

     6. AWARDS AND CONDITIONS.

     Awards of Stock shall be evinced by Stock Award Letter Agreements containing the terms and conditions of the awards, which shall be agreed to in writing by the recipients, together with the issuance of Stock certificates containing the following legend:

     The transferability of this certificate and the shares of Stock represented hereby are subject to the terms and conditions (including forfeiture) of Sequa Corporation's 1994 Corporate Staff Stock Award Plan and an Agreement entered into between the registered owner and Sequa Corporation. Copies of such Plan and Agreement are on file in
                                                                          Page 3
     the offices of Sequa Corporation, 200 Park Avenue, New York, New York. The Shares represented by this certificate may not be sold or transferred unless they are registered under the Securities Act of 1933 or the Company has been furnished with an opinion of counsel satisfactory to it that no such registration is required. Notwithstanding the foregoing, in no event may these shares be sold or transferred prior to October 27, 1997. In the event that the holder of these shares ceases to be employed by the issuer for any reason prior to October 27, 1997, then this certificate shall not be delivered to the person named hereon and this certificate and the shares represented hereby shall be forfeited and cancelled and of no further force or effect.

Said awards shall not be transferred, pledged or assigned for a period of three years from their date of grant and shall be forfeited upon the termination of any recipient's employment with the Company prior to the expiration of such period, whether such employment is terminated by the Company (with or without cause), by the employee or as a result of the employee's extended leave of absence, disability, death or retirement.

     All certificates representing Stock awarded under the Plan shall be kept in the possession of the Company until the conditions of stockholder approval described in paragraph 5 hereof and the expiration of the three-year period described above have been satisfied, and each recipient of an award hereunder shall be required to deliver a stock power, endorsed in blank, relating to the Stock covered by such award, to the Company. At such time, the certificates shall be delivered to the respective recipients thereof without stock transfer tax to said recipient. A recipient shall, prior and as a condition precedent to delivery of the subject Stock certificate, pay, or make provisions satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the delivery of a Stock certificate. At the expiration of the aforesaid three-year period and upon delivery of a Stock certificate to an employee under the Plan, such employee shall be free to transfer or dispose of such Stock, provided that there are no legal restrictions as described in paragraph 7 hereof. Prior thereto, however, no employee may assign, pledge, transfer, sell or otherwise dispose of or encumber his/her right to receive such Stock or such Stock itself. During the three-year period following issuance of the Stock certificate but prior to delivery to the employee, the employee shall be entitled to vote such Stock and to collect any dividends that may be paid thereon.

     In the event that there is any change in the Company's shares of Class A Common Stock resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall be made by the Committee in the number of shares of Stock awarded under the Plan. In addition, in the event the Company shall merge with or into another entity and the Company shall not be the surviving entity, the surviving entity shall assume all of the obligations in respect of this Plan and the awards granted hereunder and the Shares shall remain subject to all of the restrictions under, and receive all of the benefits of, the Plan.

     7. LEGAL RESTRICTIONS.

     Each award under the Plan shall be subject to the requirement that, if at any time the Board of Directors of the Company or the Committee shall determine, in its respective discretion, that the listing, registration, or qualification of the Stock issued under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of such Stock, the certificate for such Stock shall not be delivered unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Company or the Committee.

     The Board of Directors or the Committee may, in connection with an award of Stock under the Plan, require the individual to whom the award is made to enter into an agreement with the Company stating that, as a condition precedent to the delivery of a Stock certificate hereunder, he/she shall, if then required by the Company, represent to the Company in writing that such receipt is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board of Directors or the Committee may prescribe.

     8. NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.

          Neither the Plan nor any action taken thereunder shall be construed as giving any employee the right to be retained in the employ or service of the Company, nor shall it interfere in any way with the right of the Company to terminate any employee's employment or service at any time.

     9. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN.

     The Committee or the Board of Directors of the Company may at any time terminate or amend the Plan in any respect; provided, however, that no such action, without approval of the stockholders may (a) increase the total amount of Stock which may be awarded under the Plan, except as contemplated in paragraph 6 hereof, (b) withdraw the administration of the Plan from the Committee, or (c) permit any person while a member of the Committee to be eligible to receive an award under the Plan; and provided further, that no amendment, modification or termination of the Plan shall in any manner adversely affect the rights of any recipient of any award theretofore granted under the Plan without the consent of such recipient. The foregoing authority of the Committee and the Board of Directors shall include specific authority to amend the Plan in any respect to satisfy the requirements of the Internal Revenue Code, federal or state securities laws or regulations, any other applicable federal, state or local laws or regulations or the requirements or regulations of any securities exchange upon which the Stock may be listed.

     10. GOVERNING LAW.

     The validity, construction and effect of the Plan, any rules and regulations relating to the Plan, and any award agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

                                   APPENDIX 8
                       MANAGEMENT INCENTIVE BONUS PROGRAM

                               SEQUA CORPORATION


                              MANAGEMENT INCENTIVE
                                 BONUS PROGRAM
                          CORPORATE EXECUTIVE OFFICERS
                                      AND
                                CORPORATE STAFF
                     (AMENDMENT NUMBER 1 -- REVISED, 1995)

                                     INDEX



            I.  General Outline

           II.  Bonus Program

          III.  Policies & Procedures

           IV.  Exhibits

                               SEQUA CORPORATION
                       MANAGEMENT INCENTIVE BONUS PROGRAM
                                GENERAL OUTLINE

     The purpose of implementing Sequa Corporation's Management Incentive Bonus Program (MIBP) is to improve the Company's performance through the efforts of key executives and management personnel who are in position to significantly contribute to operating results.

     Specific financial and performance goals will be established in the beginning of the plan year for all MIBP participants, with the exception of Corporate Executive Officers, who will be measured exclusively on attainment of the financial goal.(1)

     The MIBP will provide substantial rewards for non-executive officer participants who accomplish or exceed targeted goals at the end of the plan year. The bonus paid to each such participant will be based on a combination of
(a) the overall financial performance of the company and (b) performance consideration by executive management. The Corporate Executive Officers' bonuses will be certified by the Compensation Committee of The Board of Directors after completion of the fiscal year provided that the required financial goals (as set forth in the exhibits to this plan) have been met.


- ----------------

    (1) The provisions of the Bonus Plan that require the attainmet of earnings per share from continuing operations (EPS) before any bonus ahll be payable to a Corporate Officer shall apply only with respect to one-third of the bonus that may be earned by each of the President/Chief Operating Officer an the Senior Vice President/Gas Turbine Operations, the remaining two-thirds of their respective bonuses being determined solely with reference to the performance of those operations of the company for which each is responsible.

I. MIBP PARTICIPANTS AND POTENTIAL PAYOUT LEVELS (PERCENTAGE OF SALARY)




                               MINIMUM BONUS   BONUS LEVEL   MAXIMUM BONUS
                                   LEVEL         ("PAR"           LEVEL
                                 (MINIMUM      PERFORMANCE)   (OUTSTANDING
                                PERFORMANCE)    (200% OF       PERFORMANCE)
     PARTICIPANTS                 (PLAN)          PLAN)       (300% OF PLAN)
     ------------              ------------     ----------    --------------

Chief Executive Officer........      32.5%          65%            97.5%
President/Chief Operating Officer,
Senior VP/Gas Turbine Operations,
Senior Executive VP and General
Counsel, Executive VP Finance and
Administration.................      30%            60%            90%
Corporate Officers.............      25%            50%            75%
Directors (A-Pool).............      15%            30%            45%
Managers and Professionals
          (B-Pool)............. Up to 15%      Up to 15%      Up to 15%





II. PARTICIPANT BONUS FORMULA

    Participants' total bonus will be based on the following breakdown:

       Corporate Executive Officers
           A. 100% - achievement of Company financial goal.

       Corporate Officers
           A. 75% - achievement of Company financial goal.
           B. 25% - achievement of individual performance goals.

       Directors (A-Pool)
           A. 50% - achievement of Company financial goal.
           B. 50% - achievement of individual performance goals.

       Managers and Professionals (B-Pool)
           A. 25% - achievement of Company financial goal.
           B. 75% - achievement of individual performance goals.

                                   CORPORATE
                       MANAGEMENT INCENTIVE BONUS PROGRAM

 I. PARTICIPANTS

     A. Corporate Executive Officers

         1. For purposes of this plan, Corporate Executive Officers shall consist of the Chief Executive Officer, the President Chief Operating Officer, the Senior Vice President, Gas Turbine Operations, the Senior Executive Vice President and General Counsel, and the Executive Vice President Finance and Administration and such other senior officers of the Corporation as the Board of Directors shall designate from time to time.

     B. Corporate Officers

         These include all corporate officers who are not Corporate Executive Officers.

     C. Corporate Vice Presidents will establish a list of A-Pool (Director) and B-Pool (Manager and Professional) participants in accordance with the following guidelines:

         1. A-Pool participation shall consist of:

         First level managers who are not otherwise Corporate Officers reporting directly to a Corporate Vice President.

         Certain   first-level   managers  may  be  excluded  if  the  reporting
relationship is due to special circumstances.

         Certain second-level managers may be included if the responsibilities of their position warrant participation at the A-Pool level.

         2. B-Pool participation shall consist of:

         Select Manager and Professional level employees who are in a position to influence earnings through sustained performance.

         3. Prior to March 1st of each year, the recommended lists of participants are to be submitted by the Corporate Vice Presidents to the Chief Executive Officer, President and the Vice President, Human Resources for their approval.

     D. Any organizational changes during the year which impact on participation will be reviewed and approved by the Chief Executive Officer, President and the Vice President, Human Resources.

II. CORPORATE GOALS

     A. Financial goal:

         1. The financial goal for this Management Incentive Bonus Plan will be budgeted Earnings Per Share from Continuing Operations of the Company.

         2. The achievement of the financial goal will be applied to all participants according to the participants' bonus formula set forth in the General Outline at II.

     B. Individual Performance Goals:

         1. Performance goals for Corporate Vice Presidents will be agreed upon with the appropriate Corporate Executive Officer.

         2. Performance goals for Corporate Officers who are not Corporate Vice Presidents and for A and B-Pool participants will be agreed upon with the appropriate Corporate Vice President.

     All goals will be reviewed by the Vice President Human Resources and approved by the Chief Executive Officer or the President.

                            POLICIES AND PROCEDURES
                       MANAGEMENT INCENTIVE BONUS PROGRAM

I. TIME OF PARTICIPATION

     A. In order to participate in the MIBP, each participant must be in an eligible position at the end of the plan year.

     B. Any employee promoted or hired to a position included in the MIBP during the plan year will be eligible to participate in the bonus program on a pro-rated basis.

     C. The plan year is the Company fiscal year.

II. BONUS PLAN REVIEWS

     A. Once each quarter, the Chief Executive Officer or President, in coordination with the Vice President Human Resources, will meet with each Corporate Vice President to review performance goals for that Vice President and his/her participant reports. Prior to these meetings the Corporate Vice President will meet with his/her reports to review their performance goals.

III. DETERMINATION OF FINANCIAL AND PERFORMANCE RATINGS

     A. Following the close of the plan year, the Executive Vice President, Finance and Administration, will report to the Chief Executive Officer and the President earnings per share from continuing operations. These calculations shall be based upon the unaudited financial statements of the Company (which shall contain all adjustments necessary to fairly present the Company's results for the year then ended). Based on this result, the Executive Vice President, Finance and Administration will calculate the financial rating for the Plan using the format contained in Exhibit 1.A. This rating will be used to calculate bonus awards for Corporate Executive Officers.

     B. Performance ratings will be determined by appropriate Corporate Executive Officers for their direct reports. Corporate Vice Presidents in coordination with the appropriate Corporate Executive Officers will determine performance ratings for their reports.

     C. The Corporate Vice Presidents shall be advised of the financial rating which shall be added to the performance rating calculated in III.B. The sum of these ratings shall be the basis for calculating participant bonus payments.

IV. AWARD CALCULATION

     A. Awards shall be calculated by the Corporate Executive Officers for their direct reports and by Corporate Vice Presidents for their reports using the format contained in Exhibit 1.

     B. The Compensation Committee of The Board of Directors shall determine and approve the awards for the Corporate Executive Officers. It shall review and recommend to the Board of Directors proposed awards for all Corporate Officers.

     C. The Board of Directors will approve payments to all other Corporate Officers pursuant to the Plan.

V. COMPANY PROFIT AND PLAN PAYOUT

     Notwithstanding anything contained in this plan to the contrary, if there is no company profit for the plan year, there will be no awards.

VI. FREQUENCY OF AWARDS

     Bonus awards will be generated during the month of February for performance in the previous plan year.

VII. CONTINGENCIES BEYOND PARTICIPANT'S CONTROL

     In those instances where significant events affect the accomplishment of individual performance goals for a participant, the Chief Executive Officer may use his judgment regarding the amount of bonus to be awarded for this element of the plan. Examples of such events could include: Labor disputes, acquisitions, natural catastrophes. This shall not apply to awards to Corporate Executive Officers.

VIII. FORFEITURE OF AWARD

     A participant will not be eligible for consideration for an award if:

         A. The participant is discharged for cause at anytime prior to the end of the plan year.

         B. The participant voluntarily resigns prior to the end of the plan year.

     Any exception to this policy must be approved by the Chief Executive Officer or President and Vice President, Human Resources.

IX. RETIREMENT, DISABILITY, NOT FOR CAUSE TERMINATION, OR DEATH
    DURING THE PLAN YEAR

     Any participant who retires, becomes permanently disabled, is terminated other than for cause, or dies during the plan year shall be reviewed individually to determine whether a bonus award is appropriate.

X. BUDGETING

     The budget for Earnings Per Share from continuing operations shall include the cost for "Par" performance on both the financial and performance elements for all participants in the Plan.

XI. AMENDMENTS

     This plan may not be substantively amended except (i) with respect to Corporate Executive Officers, by a vote of the shareholders of the Company, or
(ii) with respect to all other participants, by the Board of Directors of the Company.

XII. DISCLAIMER

     This plan shall neither create any right to a bonus payment or future participation therein for any employee, nor limit the right of Sequa Corporation to modify, amend or rescind this plan for any subsequent plan year. Nor shall it be construed as creating any right to employment.

                                                                       EXHIBIT 1

                         DETERMINATION OF BONUS POINTS

A. FINANCIAL BONUS POINTS

     For the Corporate staff to earn bonus points for financial objectives, the Company must achieve, at a minimum, its approved budget for Earnings Per Share (E.P.S.) from continuing operations. For each percentage point actual E.P.S.
results exceed budget, up to 300% of original budget, participants earn additional bonus points. The following table details bonus points earned upon achievement of E.P.S. as well as points earned for each 1% over the minimum level up to par (200% E.P.S.), and for each 1% over par up to maximum (300% of minimum) for each level of participant:


                                                Financial Points Earned
                                          ------------------------------------
                                                       For
                                                       Each               For
                                                      1% Over            Each 1%
                                                      minimum            over par
                                            For         up                up to
                                          Minimum     to Par             Maximum
                                          -------     -------            -------


Chief Executive Officer..................  32.5        .325             .325
President/Chief Operating Officer, Senior
Vice President/Gas Turbine Operations,
Sr. Exec. Vice Pres. & General Counsel,
Executive Vice President Finance.........  30          .3               .3
Corporate Officers.......................  18.75       .1875            .375
A-Pool...................................  12.5        .125             .25
B-Pool...................................   6.25       .0625            .125

                                                                       EXHIBIT 1

B. EXAMPLES OF FINANCIAL POINT CALCULATIONS AT $.60, $.95 AND $1.25 E.P.S. vs A HYPOTHETICAL E.P.S. AT PAR OF $1.00 FOLLOW:



                                                     Actual
                                           --------------------------

                                            .60      .95    1.25
                                            ---      ---    ----

Chief Executive Officer
Minimum points..........................    32.5     32.5    32.5
  % over minimum
     .60/.50 = 120% - 100%
        20% x .325......................     6.5
     .95/.50 = 190% - 100%
        90% x .325......................             29.25
     1.25/.50 = 250% - 100%
        150% x .325.....................                     48.75

                                            ----     -----   -----
Total financial points earned:              39.0     61.75   81.25



                                                    Actual
                                           -------------------------

                                            .60     .95      1.25
                                            ---     ---      ----

Corporate Executive Officers
Minimum points.........................       30      30        30
  % over minimum
     $ .60 = 20% x .3..................        6
     $ .95 = 90% x .3..................               27
     $1.25 = 150% x .3.................                         45
                                             ----    ----      ----
Total financial points earned:                36      57        75

Since Corporate Executive Officers are paid on financial performance, the above results would be the bonus payout percentages.

                                                                       EXHIBIT 1



                                                        Actual
                                               -------------------------------
                                                 .60        .95      1.25
                                                 ---        ---      ----

Corporate Officers*
Minimum points........................          18.75      18.75    18.75
  % over minimum/par
     $ .60 = 20% x .1875..............           3.75
     $ .95 = 90% x .1875..............                     16.875
     $1.25 = 100% x .1875.............                              18.75
             50% x .375...............                              18.75
                                                -----      ------   -----
Total financial points earned:                  22.50      35.625   56.25



                                                     Actual
                                            -------------------------

                                            .60        .95      1.25
                                            ---        ---      ----
A-Pool*
Minimum points............................  12.5      12.5      12.5
  % over minimum/par
     $ .60 = 20% x .125 ..................   2.5
     $ .95 = 90% x .125...................            11.25
     $1.25 = 100% x .125 .................                      12.5
                     50% x .25............                      12.5
                                            ----      -----     ----
Total financial points earned:              15.0      23.75     37.5

- -------------
* Based on point allocations as set forth on Exhibit 2

                                                                       EXHIBIT 1
C. PERFORMANCE BONUS POINTS

     Since Corporate Officers' bonus payments are based 75% on financial results and 25% on performance, the points calculated above would be combined with the performance points awarded in determining the bonus award. For example -- if a Vice President was earning $200,000 and received 12.5 points for performance, the bonus would be calculated as follows for each of the earnings levels.


         @ $.60        22.5 pts. + 12.5 pts. = 35.00 pts.
                       35.00 pts. x 1% = 35.00%
                       35.00% x $200,000 = $ 70,000

         @ $.95        35.625 pts. + 12.5 pts. = 48.125 pts.
                       48.125 pts. x 1% = 48.125%
                       48.125% x $200,000 = $96,250

         @ $1.25       56.25 pts. + 12.5 pts. = 68.75 pts.
                       (50 pts. x 1%) + (18.75 pts x .5%) = 59.375%
                       59.375% x $200,000 = $118,750




     Since A-Pool bonus payments are based 50% on financial results and 50% on performance, the points calculated above would be combined with the performance points awarded in determining the bonus award. For example -- if the participant was earning $100,000 and received 25 points for performance, the bonus would be calculated as follows for each of the earnings levels.

         @ $.60       15 pts + 25 pts = 40 pts
                      40 pts x .6% = 24%
                      24% x $100,000 = $24,000

        @ $.95       23.75 pts. + 25 pts = 48.75 pts
                     48.75 pts x .6% = 29.25%
                     29.25% x $100,000 = $29,250

       @ $1.25       37.5 pts. + 25 pts. = 62.5 pts.
                     (50 pts. x .6%) + (12.5 pts. x .3%) = 33.75%
                     33.75% x $100,000 = $33,750

                                                                      EXHIBIT 2


                            BONUS POINT CALCULATION
                                  WORK SHEETS

                                                                    EXHIBIT 2.1


                               SEQUA CORPORATION

                        MANAGEMENT INCENTIVE BONUS PLAN



DIVISION:    CORPORATE                      PERIOD COVERED:    1995
            ----------------------------                    -------

POSITION:    CHAIRMAN & CEO                 APPROVED BY:
            ----------------------------                -----------

NAME:         N. ALEXANDER
            ----------------------------

         POTENTIAL BONUS   -        PAR PERFORMANCE:               65%
                                                                ------
         MAXIMUM BONUS     -        OUTSTANDING PERFORMANCE:     97.5%
                                                                ------


I. FINANCIAL AWARD

                                                  Weighting
                     Minimum  Par   Out  Minimum  Par  Out    Actual     Points
Goals                                                         Results    Earned

Earnings per share     Plan   200%  300%  32.5    65  97.5
from continuing
operations







TOTAL FINANCIAL                           32.5    65  97.5


                                                                    EXHIBIT 2.2

                               SEQUA CORPORATION

                        MANAGEMENT INCENTIVE BONUS PLAN



DIVISION:    CORPORATE                      PERIOD COVERED:      1995
            -----------------------                         ---------

POSITION:    PRESIDENT                      APPROVED BY:
            -----------------------                         ---------

NAME:        J. QUICKE
            -----------------------

         POTENTIAL BONUS   -        PAR PERFORMANCE:            60%
                                                               ----
         MAXIMUM BONUS     -        OUTSTANDING PERFORMANCE:    90%
                                                               ----


I. FINANCIAL AWARD


                                                Weighting
Goals(1)         Minimum  Par    Out   Minimum  Par  Out   Actual       Points
                                                           Results      Earned
Earnings per      Plan    200%   300%    30      60  90
share from
continuing
operations




TOTAL FINANCIAL                          30      60   90






- --------
(1) See footnote (1), page 3 above.

                                                                   EXHIBIT 2.3

                               SEQUA CORPORATION

                        MANAGEMENT INCENTIVE BONUS PLAN



DIVISION:    CORPORATE                      PERIOD COVERED:      1995
            --------------------------                      ---------

POSITION:    SR. VP GAS TURBINE              APPROVED BY:
            --------------------------                     ----------

NAME:        M. WEINSTEIN
            --------------------------

         POTENTIAL BONUS   -        PAR PERFORMANCE:            60%
                                                               ----
         MAXIMUM BONUS     -        OUTSTANDING PERFORMANCE:    90%
                                                               ----

I. FINANCIAL AWARD


                                                 Weighting
Goals(2)        Minimum   Par    Out   Minimum   Par  Out    Actual      Points
                                                             Results     Earned
Earnings per     Plan     200%   300%    30       60  90
share from
continuing
operations




TOTAL FINANCIAL                          30       60  90




- --------
(2) See footnote (1), page 3 above.

                                                                    EXHIBIT 2.4

                               SEQUA CORPORATION

                        MANAGEMENT INCENTIVE BONUS PLAN



DIVISION:    CORPORATE                          PERIOD COVERED:   1995
            ----------------------------------                  ------

POSITION:    SENIOR EXEC. VP-GENERAL COUNSEL    APPROVED BY:
            ----------------------------------                  -------

NAME:         S. KRINSLY
            ----------------------------------

         POTENTIAL BONUS   -        PAR PERFORMANCE:           60%
                                                              ----

         MAXIMUM BONUS     -        OUTSTANDING PERFORMANCE:   90%
                                                              ----

I. FINANCIAL AWARD


                                                     Weighting
Goals                 Minimum   Par   Out   Minimum   Par  Out   Actual   Points
                                                                 Results  Earned

Earnings per share     Plan     200%  300%    30      60   90
from continuing
operations





TOTAL FINANCIAL                         .     30     60    90




                                                                    EXHIBIT 2.5

                               SEQUA CORPORATION

                        MANAGEMENT INCENTIVE BONUS PLAN



DIVISION:    CORPORATE                               PERIOD COVERED:    1995
            -----------------------------                            -------

POSITION:    EXEC V.P. - FINANCE                     APPROVED BY:
            -----------------------------                            -------

NAME:        G. GUTTERMAN
            -----------------------------

         POTENTIAL BONUS   -        PAR PERFORMANCE:            60%
                                                               ----
         MAXIMUM BONUS     -        OUTSTANDING PERFORMANCE:    90%
                                                               ----


I. FINANCIAL AWARD


                                                   Weighting
Goals                Minimum  Par   Out   Minimum  Par  Out    Actual    Points
                                                               Results   Earned

Earnings per share    Plan    200%  300%    30     60   90
from continuing
operations




TOTAL FINANCIAL                             30     60   90



                                                                    EXHIBIT 2.6


                               SEQUA CORPORATION

                        MANAGEMENT INCENTIVE BONUS PLAN

DIVISION: CORPORATE                         PERIOD COVERED:      1995
          ------------------------                          -----------------

POSITION: CORPORATE OFFICERS                APPROVED BY:  EXECUTIVE COMMITTEE
          ------------------------                        -------------------

NAME:      ALL
          ------------------------

         POTENTIAL BONUS   -        PAR PERFORMANCE:           50%
                                                              ----

         MAXIMUM BONUS     -        OUTSTANDING PERFORMANCE:   75%
                                                              ----

I. FINANCIAL AWARD

                                                    Weighting
Goals                Minimum   Par   Out   Minimum  Par   Out   Actual   Points
                                                                Results  Earned
Earnings per share    Plan     200%  300%  18.75    37.5  75
from continuing
operations




TOTAL FINANCIAL                            18.75    37.5  75


II. PERFORMANCE AWARD


                                           Minimum  Par   Out            Points
                                                                         Earned

                                            6.25    12.5  25
TOTAL PERFORMANCE

GRAND TOTAL                                 25      50   100


                                                                    EXHIBIT 2.7


                               SEQUA CORPORATION

                        MANAGEMENT INCENTIVE BONUS PLAN

DIVISION: CORPORATE                                  PERIOD COVERED:   1995
          -----------------------------                             --------

POSITION: "A" POOL                                   APPROVED BY:
          -----------------------------                            ---------

NAME:
          -----------------------------

         POTENTIAL BONUS   -        PAR PERFORMANCE:           30%
                                                              ----

         MAXIMUM BONUS     -        OUTSTANDING PERFORMANCE:   45%
                                                              ----

I. FINANCIAL AWARD

                                                    Weighting
Goals                Minimum  Par   Out   Minimum   Par   Out   Actual   Points
                                                                Results  Earned

Earnings per share    Plan    200%  300%   12.5      25    50
from continuing
operations





TOTAL FINANCIAL                            12.5      25    50


II. PERFORMANCE AWARD


                                          Minimum   Par   Out            Points
                                                                         Earned

TOTAL PERFORMANCE                          12.5      25    50

GRAND TOTAL                                25        50   100
